SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials

MONSANTO COMPANY
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

Monsanto Company

Important Notice Regarding the Availability of Proxy Materials for the Shareowner Meeting
to Be Held on Tuesday, January 26, 2010

The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/mon
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before January 16, 2010 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone: 1-888-313-0164

Email: shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)

Internet: http://bnymellon.mobular.net/bnymellon/mon

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear Monsanto Company Shareowner:

The 2010 Annual Meeting of Shareowners of Monsanto Company (the “Company”) will be held at our Creve Coeur campus, 800 North Lindbergh Blvd., St. Louis, Missouri 63167, on Tuesday, January 26, 2010, at 2:00 p.m. (Central time).

     Proposals to be considered at the Annual Meeting:

(1)	to elect the four Directors named below to serve until the 2013 Annual Meeting of Shareowners of the Company: Frank V. AtLee III, David L. Chicoine, Ph.D, Arthur H. Harper and Gwendolyn S. King;
(2)	to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year;
(3)	to approve the performance goals under the Monsanto Company 2005 Long-Term Incentive Plan; and
(4)	to transact such other business as may properly come before the meeting.

The Board of Directors recommends a vote “FOR” Items 1, 2 and 3.

The Board of Directors has fixed the close of business on November 27, 2009 as the record date (the “Record Date”) for the determination of shareowners entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER ê

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	è

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Shareowners of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the Annual Meeting where you may vote in person can be found on our website at www.monsanto.com/annualmeetingdirections.

Meeting Location:
      Monsanto Company
      K Building
      800 North Lindbergh Blvd.
      St. Louis, Missouri 63167

You can also find directions to the Annual Meeting on page D-1 of the proxy statement.

The following Proxy Materials are available for you to review online:
•	the Company’s Proxy Statement (including all attachments thereto);
•	the Company’s Annual Report for the year ended August 31, 2009 (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to shareowners.

To request a paper copy of the Proxy Materials,
(you must reference your 11-digit control number located on the reverse side of this form)
	Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688),
	Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
	Internet:	http://bnymellon.mobular.net/bnymellon/mon

The Proxy Materials for Monsanto Company are available to review at:

http://bnymellon.mobular.net/bnymellon/mon

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side of this notice.

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